UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2014

Harvest Natural Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 281-899-5700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K of Harvest Natural Resources, Inc. (the “Company”) amends the Company’s Form 8-K dated August 18, 2014, originally filed with the Securities and Exchange Commission on August 18, 2014 (the “Original Filing”). The Company is filing this amendment to correct an inadvertent error in slide 8 of the presentation filed as Exhibit 99.1 to the Original Filing. Corrected slide 8 now states that “Drilling commences first half of 2016.” A copy of the complete, corrected presentation is filed herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

Harvest Natural Resources, Inc.’s President and Chief Executive Officer, James A. Edmiston, presented at Enercom’s The Oil & Gas Conference 19® in Denver at 4:20 p.m. EST Monday, August 18, 2014.

The recorded audio webcast of the corrected presentation and accompanying materials can be accessed at the Company’s website at www.harvestnr.com by clicking on the Investor Relations tab, then the Webcasts and Presentation tab.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibits.

99.1	Corrected presentation of Company material entitled “Enercom Oil and Gas Conference, August 18, 2014”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

August 18, 2014	By:	/s/ Keith L. Head
	Name:	Keith L. Head
	Title:	Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Corrected presentation of Company material entitled “Enercom Oil and Gas Conference, August 18, 2014”.